EXHIBIT 32

CERTIFICATION
PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned General Partners of TASA Products Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1.	The Quarterly Report on for the period ended March 31, 2011 (the "Form 10-Q) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHEL E. MAES Michel E. Maes Co-General Partner Date: 5-5-11	/s/JAMES R. STEFFEY James R. Steffey Co-General Partner Date: 5-5-11